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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   __________

                                    FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):

                                 October 3, 2001

                                   __________


                             THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                   (STATE OF JURISDICTION OF INCORPORATION)


       1-11605                                               95-4545390
(COMMISSION FILE NUMBER)                                    (IRS EMPLOYER
                                                           IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California               91521
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                 (818) 560-1000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 9. Regulation FD Disclosure.

     On October 3, 2001, Robert A. Iger, President of the Registrant, made a presentation at the Goldman Sachs "Communacopia" conference in New York City. A copy of the text of the presentation is filed herewith as Exhibit 99.

     The Registrant believes that certain statements in the Presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange Commission (the "SEC"), including the Registrant's annual report on Form 10-K for the year ended September 30, 2000. Copies of these filings may be obtained by contacting the Registrant or the SEC.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

    99 Presentation of Robert A. Iger (October 3, 2001).


                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE WALT DISNEY COMPANY



                                           By: /s/ David K. Thompson
                                               ---------------------------
                                               David K. Thompson
                                               Senior Vice President
                                               Assistant General Counsel

Dated: October 3, 2001